                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: October 18, 1999
                       (Date of Earliest Event Reported)

                       MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                       (IRS Employer Identification No.)

        1000 Crawford Place, Suite 400, Mount Laurel, New Jersey 08054
                   (Address of Principal Executive Offices)

                                (856) 778-2300
                        (Registrant's Telephone Number)

Item 1. Not Applicable.

Item 2. Acquisition of White Glove Chicago Partnership
                       -------------------------------

On October 18, 1999, Mace Security International, Inc., a Delaware corporation (the "Company" or "Registrant"), through its wholly owned subsidiary, Mace Wash, Inc., acquired all of the car wash related assets of White Glove Chicago Partnership ("White Glove Car Wash") pursuant to the terms of a Car Wash Asset Purchase/Sale Agreement dated April 20, 1999 (collectively the "Agreement"). Pursuant to the terms and conditions of the Agreement, the Registrant purchased all of the assets of the Sellers used in the business of operating one full service car wash containing a detail center and convenience store located in Tempe, Arizona. Sellers are not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement which is filed herewith as Exhibit 2.1.

     Pursuant to the Asset Purchase/Sale Agreement, Registrant purchased the assets for a total consideration of $875,000 consisting of $400,000 worth of unregistered shares of the Company's common stock, valued at a strike price of $10.50 per share, and cash of $130,000 paid from working capital at closing, and a $345,000 promissory note to the Sellers bearing an interest rate of 8% due on January 1, 2000.

     The Registrant intends to continue to use the acquired assets in the business of operating a full service car wash containing a detail center and convenience store in Tempe, Arizona. The acquisition is to be accounted for using the "purchase" method of accounting.

Items 3-6   Not Applicable.

Item 7      Financial Statements and Exhibits.

            (a) Financial Statements of Business Acquired.

            In accordance with the applicable regulations under the Securities and Exchange Act of 1934 and after review of the financial statements of the White Glove Car Wash, the Registrant has concluded that Securities and Exchange Act rules do not require the filing of financial statements with respect to the acquired company. Accordingly, the Registrant is not filing financial statements herewith.

           (c) The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

           2.1 Car Wash Asset Purchase/Sale Agreement dated as of April 20, 1999, between White Glove Chicago Partnership and Mace Wash, Inc., a wholly owned subsidiary of Mace Security International, Inc.

           2.2 Amendment one of the Car Wash Asset Purchase/Sale Agreement dated as of April 20, 1999.

Items 8-9. Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 1999         MACE SECURITY INTERNATIONAL, INC.


                                      By:/s/ Gregory M. Krzemien
                                         -----------------------
                                      Gregory M. Krzemien
                                      Chief Financial Officer and Treasurer

                                 EXHIBIT INDEX


Exhibit        Description
               -----------
No.
---

2.1 Car Wash Asset Purchase/Sale Agreement dated as of April 20, 1999, between White Glove Chicago Partnership and Mace Wash, Inc., a wholly owned subsidiary of Mace Security International, Inc.

2.2 Amendment one of the Car Wash Asset Purchase/Sale Agreement dated as of April 20, 1999.

                               TABLE OF CONTENTS

RECITALS......................................................  Page 1 of 18

Purchase And Sale of Assets...................................  Page 1 of 18

Amount of Purchase Price......................................  Page 3 of 18

Payment of Purchase Price & Commissions.......................  Page 3 of 18

Documents and Physical Inspection.............................  Page 4 of 18

Escrow........................................................  Page 5 of 18

Conditions Precedent to Closing...............................  Page 6 of 18

Seller's Representations and Warranties.......................  Page 8 of 18

Buyer's Representations and Warranties........................ Page 11 of 18

Risk of Loss.................................................. Page 11 of 18

Employees of Sellers.......................................... Page 12 of 18

Closing....................................................... Page 12 of 18

Environmental Reports......................................... Page 15 of 18

Taxes......................................................... Page 15 of 18

Confidentiality of Agreement/Publicity........................ Page 15 of 18

Non-Competition Agreements.................................... Page 15 of 18

Indemnity/Guaranty Agreements................................. Page 16 of 18

Introduction to and Retention of Customers.................... Page 16 of 18

Ownership of Equipment........................................ Page 16 of 18

Amendments/Waivers............................................ Page 16 of 18

Attorneys' Fees............................................... Page 16 of 18

Notices....................................................... Page 16 of 18

Time of Essence............................................... Page 17 of 18

Severability.................................................. Page 17 of 18

Exhibits...................................................... Page 17 of 18

Diligence, Good Faith and Further Documents................... Page 17 of 18

Survivability................................................. Page 17 of 18

Entire Agreement.............................................. Page 17 of 18

Assignment Prohibited......................................... Page 17 of 18

Successors.................................................... Page 18 of 18

Governing State Law........................................... Page 18 of 18

Counterparts.................................................. Page 18 of 18

Remedies...................................................... Page 18 of 18

Interpretation................................................ Page 18 of 18

Benefit of Agreement.......................................... Page 18 of 18

Miscellaneous................................................. Page 18 of 18

                                      ii